--------------------------------------------------------------------------------




                        EIGHTH AMENDMENT TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT

                                     among

                         OUTBOARD MARINE CORPORATION,
                        OMC ALUMINUM BOAT GROUP, INC.,
                         OMC FISHING BOAT GROUP, INC.,
                      OMC LATIN AMERICA/CARIBBEAN, INC.,
                                      and
                  RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP
                         as Borrowers and Guarantors,

                                      and

                      OMC RECREATIONAL BOAT GROUP, INC.,
                                      and
              (and the other Borrowers and/or Guarantors, if any,
                       from time to time party hereto),

                             BANK OF AMERICA, N.A.
                            as Agent and a Lender,

       (and the other Lenders, if any, from time to time party hereto), as Lenders


                    Dated effective as of January 31, 2000

                        EIGHTH AMENDMENT TO AMENDED AND
                     RESTATED LOAN AND SECURITY AGREEMENT


     THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment"), dated effective as of January 31, 2000 (the "Amendment Effective
  ---------                                                -------------------
Date"), is executed and entered into by and among OUTBOARD MARINE CORPORATION, a
----
Delaware corporation ("OMC"), OMC ALUMINUM BOAT GROUP, INC., a Delaware
                       ---
corporation, OMC FISHING BOAT GROUP, INC., a Delaware corporation, OMC LATIN AMERICA/CARIBBEAN, INC., a Delaware corporation, RECREATIONAL BOAT GROUP LIMITED PARTNERSHIP, a Delaware limited partnership, OMC RECREATIONAL BOAT GROUP, INC., a Delaware corporation (collectively all of the "Loan Parties," as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Loan Parties"), each of the lending institutions signatory hereto (collectively all of the "Lenders," as of the Amendment Effective Date, under the Amended and Restated Loan and Security Agreement referenced under the Recitals hereinbelow; herein called the "Lenders") and BANK OF AMERICA, N.A., (a national banking association and successor in interest to Bank of America, N.A., formerly NationsBank, N.A., successor in interest to NationsBank of Texas, N.A.), in its capacity as agent for itself and the other Lenders (in such capacity, together with its successors and assigns in such capacity, herein called "Agent").
                                                                -----

                                   RECITALS:
                                   --------

     A. The Loan Parties, the Lenders and Agent are parties to the certain Amended and Restated Loan and Security Agreement dated effective as of January 6, 1998, as amended by the certain First Amendment to Amended and Restated Loan and Security Agreement dated effective as of May 21, 1998, the Second Amendment to Amended and Restated Loan and Security Agreement dated effective as of August 31, 1998, the Third Amendment to Amended and Restated Loan and Security Agreement dated effective as of December 21, 1998, the Fourth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 1, 1999, the Fifth Amendment to Amended and Restated Loan and Security Agreement dated effective as of February 25, 1999, the Sixth Amendment to Amended and Restated Loan and Security Agreement dated effective as of July 30, 1999 and the Seventh Amendment to Amended and Restated Loan and Security Agreement dated effective as of October 27, 1999 (hereinafter called the "Agreement"). Unless
                                                         ---------
otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings as are prescribed by the Agreement, as amended by this Amendment.

     B. The Loan Parties, the Lenders and Agent have agreed to amend the Agreement as provided hereinbelow.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Unless otherwise defined in this Amendment,
                  -----------
terms defined by the Agreement, where used in this Agreement, shall have the same meanings in this Amendment as are prescribed by the Agreement.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     Section 2.1  Amendment and Addition to Definitions in Article 1 of the
                  ---------------------------------------------------------
Agreement.
---------

             (a) Effective as of the Amendment Effective Date, the following definitions in Article 1 of the Agreement are hereby amended and restated in
               ---------
their entirety to read as follows:

          "Applicable Margin" means, for each portion of the unpaid balance of
           -----------------
     the Revolving Credit Loans, the percentage specified for each Type of Loan adjacent to such portion as set forth below, respectively:

   ====================================================================================================
     Unpaid Balance of Revolving
     Credit Loans                                     Eurodollar Loans           Base Rate Loans
   ====================================================================================================
     $0 through the amount of the                              3.50%                       1.50%
     Trademark IP Allowance
   ----------------------------------------------------------------------------------------------------

     All amounts over the amount of the                        2.50%                       1.00%
     Trademark IP Allowance
   ====================================================================================================

For purposes of determining the Applicable Margin, the unpaid balance of the Revolving Credit Loans shall be deemed to be comprised first of Eurodollar Loans outstanding and thereafter by Base Rate Loans outstanding, notwithstanding the dates on which any such Loans were funded.

          "Borrowing Base" means, at any time, an amount equal to the lesser of:
           --------------

               (a) the maximum principal amount of the Revolving Credit Facility, minus the sum of
                              -----
                    (i)   the Letter of Credit Reserve, plus
                                                        ----
                    (ii)  the Reserve, or

               (b)  an amount equal to the sum of
                    (i) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible
                                      -----------
                          Receivables that are determined by Agent in its discretion to be Qualified L/C Supported Receivables at such time, plus
                                        ----
                    (ii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible
                                      -----------
                          Receivables that are determined by Agent in its discretion to be Qualified Guaranteed Receivables at such time, plus
                                     ----

                    (iii) 85% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the face value of Eligible
                                      -----------
                          Domestic Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus
                                                     ----
                    (iv) 75% (or such lesser percentage as Agent may determine pursuant to Section 2.5) of the Dollar Equivalent face
                                      -----------
                          value of Eligible Foreign Receivables (other than Qualified L/C Supported Receivables or Qualified Guaranteed Receivables) at such time, plus
               ----

                    (v)   the lesser of

                          (A) 65% with respect to Eligible Domestic Inventory consisting of finished goods, 60% with respect to Eligible Domestic Inventory consisting of raw materials and service parts and 50% with respect to Eligible Foreign Inventory (or such lesser percentage as Agent may determine pursuant to
                               Section 2.5) of the lesser of cost determined on
                               -----------
                               a FIFO (or first-in-first-out) accounting basis or fair market value of such Eligible Inventory, as applicable, net of the Loan Parties, reserve for obsolescence (if any), at such time, plus,
                                                                        ----
                               during the period of January 1 through May 31 of any calendar year, 35% (or such lesser percentage as Agent may in its discretion determine from time to time) of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis or fair market value of Eligible Work-In-Process Inventory, net of the Loan Parties, reserve for obsolescence (if any), or

                          (B)  $75,000,000, minus
                                            -----
                    (vi)  the Letter of Credit Reserve; plus
                                                        ----

                    (vii) provided that the representations of Borrowers under
                          --------
                          Section 7.1(z) are and remain true and correct, an
                          --------------
                          amount equal to the Trademark IP Allowance;

               provided, that with respect to clause (b) preceding, Agent may
               --------                       ----------
               deduct any Reserve prior to application of the relevant percentages used to calculate the Borrowing Base as set forth herein.

          (b) Effective as of the Amendment Effective Date, the following definition hereby is added to Article 1 of the Agreement, and is deemed to be
                              ---------
inserted immediately following the existing definition of "Trademark Security Agreement":

          "Trademark IP Allowance" means $20,000,000, reducing by $555,555 on
           ----------------------
     the first day of each calendar month beginning January 1, 2001 and continuing on the first day of each calendar month thereafter through and including December 1, 2001.

     Section 2.2  Amendment to Section 4.4(a).  Effective as of the Amendment
                  ---------------------------
Effective Date, paragraph (a) of  Section 4.4 of the Agreement is hereby amended
                -------------     -----------
and restated to read in its entirety as follows:

          (a)  Commitment Fee.  Subject to the provisions of Section 16.22, in
               --------------                                -------------
     connection with and as consideration for the holding available for the use of Borrowers hereunder the full amount of the Revolving Credit Facility, Borrowers will pay a fee to Agent, for the ratable benefit of the Lenders for each day from the Agreement Date through, but not including, the Termination Date, an amount equal to .375% per annum multiplied by the unused portion of the Revolving Credit Facility for such day. Such fee shall be payable monthly in arrears on each Interest Payment Date and on the date of any permanent reduction in the Revolving Credit Facility and shall be fully earned when due and payable and shall not be subject to refund or rebate. Such fee is not, and shall not be deemed to be, interest or a charge for the use of money.

     Section 2.3  Amendment to Section 4.4(b).  Effective as of the Amendment
                  ---------------------------
Effective Date, the first sentence of paragraph (b) of  Section 4.4 of the
                                      -------------     -----------
Agreement is hereby amended and restated to read in its entirety as follows:

     Borrowers agree to pay to Agent for the ratable benefit of the Lenders Letter of Credit fees equal to 2.50% per annum based on the average daily aggregate Letter of Credit Amount of all Letters of Credit from time to time outstanding during the term of this Agreement.

     Section 2.4  Amendment to Section 12.1.  Effective as of the Amendment
                  -------------------------
Effective Date, Section 12.1 of the Agreement is hereby amended and restated to
                ------------
read in its entirety as follows:

     Section 12.1  Financial Covenants.
                   -------------------

          (a)  Minimum Availability.  The aggregate amount calculated under
               --------------------
     paragraph (b) of the definition of "Borrowing Base," on any date, less the
     -------------
     unpaid balance of Revolving Credit Loans on such date, shall not be less than the amount specified for the period in which such date occurs, as follows:


     Period                                              Amount
     ------                                              ------
     February 1, 2000 through April 30, 2000           $15,000,000
     May 1, 2000 through June 30, 2000                 $25,000,000
     July 1, 2000 through September 30, 2000           $10,000,000
     October 1, 2000 through December 31, 2000         $25,000,000
     January 1, 2001 through April 30, 2001            $15,000,000
     May 1, 2001 through June 30, 2001                 $25,000,000
     July 1, 2001 through September 30, 2001           $10,000,000
     October 1, 2001 through December 31, 2001         $25,000,000

          (b)  Minimum EBITDA.  OMC's Consolidated EBITDA calculated as of the
               --------------
     end of any fiscal quarter either (i) for such fiscal quarter, shall not be
                               ------
     less than the amount specified for such quarter-end under the heading below entitled "Quarter Amount" or (ii) for the preceding four (4) fiscal quarters, shall not be less than the amount specified for such quarter-end under the heading below entitled "Preceding Four Quarters Amount," as follows:


                                            Preceding
     Quarter Ending             Quarter Amount   Four Quarters Amount
     --------------             ---------------  --------------------
     March 31, 2000                 ($8,900,000)       $ 74,678,000
     June 30, 2000                 $ 28,000,000        $ 48,211,000
     September 30, 2000            $ 34,000,000        $ 51,016,000
     December 31, 2000             $ 16,000,000        $ 69,100,000
     March 31, 2001                $  4,800,000        $ 82,800,000
     June 30, 2001                 $ 41,000,000        $ 95,800,000
     September 30, 2001            $ 41,500,000        $103,300,000
     December 31, 2001             $ 21,000,000        $108,300,000

     Section 2.5  Amendment to Section 12.5.  Effective as of the Amendment
                  -------------------------
Effective Date, Section 12.5 of the Agreement is hereby amended and restated to
                ------------
read in its entirety as follows:

          Section 12.5  Capital and Tooling Expenditures.  Capital and Tooling
                        --------------------------------
     Expenditures in the aggregate for all Loan Parties either (i) for any
                                                        ------
     fiscal quarter of OMC, shall not exceed the amount set forth below for such fiscal quarter under the heading below entitled "Quarter" or (ii) for the
                                                               --
     calendar year-to-date period ending as of the last day of such fiscal quarter, shall not exceed the amount set forth below for such fiscal quarter under the heading entitled "Cumulative YTD," as follows:

     Quarter Ending               Quarter    Cumulative YTD
     --------------               -------    --------------
     March 31, 2000             $21,000,000     $21,000,000
     June 30, 2000              $22,000,000     $43,000,000
     September 30, 2000         $20,000,000     $57,000,000
     December 31, 2000          $15,000,000     $72,000,000
     March 31, 2001             $26,000,000     $26,000,000
     June 30, 2001              $27,500,000     $49,000,000
     September 30, 2001         $25,000,000     $70,000,000
     December 31, 2001          $17,500,000     $83,500,000

                                   ARTICLE 3

                                 Miscellaneous
                                 -------------

     Section 3.1  Conditions Precedent.  The effectiveness of this Amendment is
                  --------------------
subject to the satisfaction of each of the following conditions precedent:

          (a) Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to Agent:

               (i)    Amendment Documents.  This Amendment and any other
                      -------------------
          instrument, document or certificate required by Agent to be executed or delivered by any of the Loan Parties, Agent or the Lenders in connection with this Amendment, in each case duly executed (the "Amendment Documents");
           -------------------

               (ii)   Fees and Expenses. Evidence that the costs and expenses
                      -----------------
          (including, without limitation, reasonable attorneys, fees and expenses) incurred by Agent incident to this Amendment or otherwise required to be paid in accordance with Section 16.2 of the Agreement,
                                                 ------------
          to the extent incurred and submitted to the Loan Parties, shall have been paid in full;

               (iv)   Equity and/or Subordinated Indebtedness Contribution.
                      ----------------------------------------------------
          Evidence of receipt by OMC of cash proceeds of new equity contributions and/or Subordinated Indebtedness in an aggregate amount of at least $65,000,000, on terms in form and substance satisfactory to Agent and the Lenders;

               (v)    Trademark Appraisal.  An appraisal setting forth the
                      -------------------
          appraised value of the Proprietary Rights listed in Schedule 7.1(z-1)
                                                              -----------------
          to the Agreement, performed by Arthur Andersen, LLP or other credentialed appraiser acceptable to Agent, on a valuation basis, and otherwise in form and substance satisfactory to, Agent.

               (vi)   Agency Account Agreements.  An Agency Account Agreement,
                      -------------------------
          duly executed, for each bank account designated in Schedule 3.2(f) to
                                                             ---------------
          this Agreement.

               (vii)  Amendment Fee. Payment of an amendment fee in an amount
                      -------------
          agreed upon among the Loan Parties, Agent and the Lenders.

               (viii) Additional Information.  Agent shall have received such
                      ----------------------
          additional documents, instruments and information as Agent may reasonably request to effect the transactions contemplated hereby;

               (ix)   Consents.  All consents required by Section 16.9 of the
                      --------                            ------------
          Agreement shall have been obtained (it being understood that, pursuant to Section 16.9 of the Agreement, consent of Agent and all Lenders
             ------------
          shall be required as a condition for effectiveness of this Amendment).

          (c) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Agent.

          (e) No Default or Event of Default shall have occurred and be continuing.

     Section 3.2  Representations and Warranties.  The Loan Parties hereby
                  ------------------------------
represent and warrant to, and agree with, Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Loan Parties (as applicable) and will not violate any of such Loan Partys certificate of incorporation or bylaws (or, in the case of Recreational Boat Group Limited Partnership, its certificate of limited partnership or its limited partnership agreement), (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (c) no Default or Event of Default has occurred and is continuing, (d) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, (e) the certifications delivered to Agent under clause (i), clause (ii) and clause (iii)
                                        ----------  -----------     ------------
of Section 6.1(c) of the Agreement (in the case of the certification required by
   --------------
such clause (iii), as subsequently modified pursuant to Section 6.2(b) of the
     ------------                                       --------------
Agreement) remain true, correct and complete as of the Amendment Effective Date;
(f) Schedule 3.2(f) attached hereto is a correct and complete listing of all
    ---------------
bank accounts maintained by any Loan Party into which any monies, checks, notes, drafts or other payments relating to or constituting proceeds of trade accounts receivable are directed, received or deposited, (g) Schedule 3.2(g) attached
                                                    ---------------
hereto is a complete listing of all agreements, warrants, instruments, notes and other documentation executed and entered into by any Loan Party in connection with the equity contribution and/or Subordinated Indebtedness referenced in
Section 3.1(a)(iv), (h) no agreement, warrant, instrument, note or other
------------------
document listed in Schedule 3.2(g), nor the execution and performance thereof by
                   ---------------
the parties thereto, shall constitute a Default or Event of Default and (i) neither the Loan Documents (including as amended by this Amendment), the performance thereof by the parties thereto, nor any consent, amendment, waiver entered into pursuant thereto nor any indebtedness refinancing thereof shall constitute a breach or default under any agreement, warrant, instrument, note or other document listed in Schedule 3.2(g).
                         ---------------

     Section 3.3  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender, or any closing, shall affect the representations and warranties or the right of Agent and the Lenders to rely upon them.

     Section 3.4  Reference to Agreement.  Each of the Loan Documents, including
                  ----------------------
the Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 3.5  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 3.6  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Credit Parties and the Loan Parties and their respective successors and assigns, except each of the Loan Parties may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and the Lenders. Without limiting the forgoing, all references in the Agreement to "NationsBank" shall be deemed to mean Bank of America, National Association (successor in interest, by merger, to NationsBank, N.A., successor in interest, by merger, to NationsBank of Texas, N.A.), and its successors and assigns.

     Section 3.7  General.  This Amendment, when signed by each signatory as
                  -------
provided hereinbelow (i) shall be deemed effective prospectively as of the Amendment Effective Date, (ii) contains the entire agreement among the parties and may not be amended or modified except pursuant to the Agreement in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas, and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
     CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the date specified in the preamble hereof.

                                    BORROWERS:

                                    OUTBOARD MARINE CORPORATION


                                    By:    /S/ Eric T. Martinez
                                       -------------------------------------
                                    Name:  Eric T. Martinez
                                           ---------------------------------
                                    Title: Vice President and Treasurer
                                           ---------------------------------


                                    By:    /S/ Robert S. Romano
                                       -------------------------------------
                                    Name:  Robert S. Romano
                                           ---------------------------------
                                    Title: Vice President, General Counsel
                                           ---------------------------------
                                           & Secretary
                                    OMC ALUMINUM BOAT GROUP, INC.


                                    By:    /S/ Eric T. Martinez
                                       -------------------------------------
                                    Name:  Eric T. Martinez
                                           ---------------------------------
                                    Title: Treasurer
                                           ---------------------------------


                                    By:    /S/ Robert S. Romano
                                       -------------------------------------
                                    Name:  Robert S. Romano
                                           ---------------------------------
                                    Title: Vice President
                                           ---------------------------------

                                    OMC FISHING BOAT GROUP, INC.


                                    By:    /S/ Eric T. Martinez
                                       -------------------------------------
                                    Name:  Eric T. Martinez
                                           ---------------------------------
                                    Title: Treasurer
                                           ---------------------------------


                                    By:    /S/ Paul A. Luck
                                       -------------------------------------
                                    Name:  Paul A. Luck
                                           ---------------------------------
                                    Title: Vice President, Finance
                                           ---------------------------------


                                    OMC LATIN AMERICA/CARIBBEAN, INC.


                                    By:    /S/ Eric T. Martinez
                                       -------------------------------------
                                    Name:  Eric T. Martinez
                                           ---------------------------------
                                    Title: Vice President
                                           ---------------------------------


                                    By:    /S/ Warwick Armstrong
                                       -------------------------------------
                                    Name:  Warwick Armstrong
                                           ---------------------------------
                                    Title: Assistant Treasurer
                                           ---------------------------------


                                    RECREATIONAL BOAT GROUP
                                         LIMITED PARTNERSHIP

                                    By:  OMC Recreational Boat Group, Inc.,
                                                General Partner


                                         By:    /S/ Eric T. Martinez
                                            --------------------------------
                                         Name:  Eric T. Martinez
                                              ------------------------------
                                         Title: Treasurer
                                               -----------------------------


                                         By:      /S/ John A. Anderson
                                            --------------------------------
                                         Name:    John A. Anderson
                                              ------------------------------
                                         Title:   Vice President
                                               -----------------------------


                                    GUARANTOR:

                                    OMC RECREATIONAL BOAT GROUP, INC.


                                    By:    /S/ Eric T. Martinez
                                       -------------------------------------
                                    Name:  Eric T. Martinez
                                           ---------------------------------
                                    Title: Treasurer
                                           ---------------------------------


                                    By:    /S/ John A. Anderson
                                       -------------------------------------
                                    Name:  John A. Anderson
                                         -----------------------------------
                                    Title: Vice President
                                           ----------------------------------

                                    AGENT:

                                    BANK OF AMERICA, N.A.
                                    In its capacity as Agent


                                    By:    /S/ Larry Cannariato
                                       -------------------------------------
                                    Name:  Larry Cannariato
                                         -----------------------------------
                                    Title:   Vice President
                                          -----------------------------------

                                    LENDERS:

                                    BANK OF AMERICA, N.A.
                                    In its capacity as Lender


                                    By:    /S/ Larry Cannariato
                                       -------------------------------------
                                    Name:  Larry Cannariato
                                         -----------------------------------
                                    Title:   Vice President
                                          -----------------------------------

                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO


                                    By:    /S/ Donna H. Evans
                                       -------------------------------------
                                    Name:  Donna H. Evans
                                         -----------------------------------
                                    Title:   Vice President
                                          -----------------------------------

                                    FLEET CAPITAL CORPORATION


                                    By:    /S/ Thomas Maiale
                                       -------------------------------------
                                    Name:  Thomas Maiale
                                         -----------------------------------
                                    Title:   Vice President
                                          ----------------------------------

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By:    /S/ Alan R. Schnacke
                                       -------------------------------------
                                    Name:  Alan R. Schnake
                                         -----------------------------------
                                    Title:   Assistant Vice President
                                          ----------------------------------

                                    TRANSAMERICA BUSINESS CREDIT
                                    CORPORATION


                                    By:    /S/ Robert Heinz
                                       -------------------------------------
                                    Name:  Robert Heinz
                                         -----------------------------------
                                    Title:   Senior Vice President
                                          ----------------------------------

                                    FLEET BUSINESS CREDIT CORPORATION


                                    By:    /S/ Thomas Maiale
                                       -------------------------------------
                                    Name:  Thomas Maiale
                                         -----------------------------------
                                    Title:   Vice President
                                          ----------------------------------

                                SCHEDULE 3.2(f)
                                      to
                               EIGHTH AMENDMENT
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                         dated as of January 31, 2000
                                     among
                       Bank of America, N.A., as Agent,
     Outboard Marine Corporation, et al and the other Loan Parties thereto
                                      and
                           the Lenders party thereto


     Following is a correct and complete listing of all bank accounts maintained by any Loan Party into which any monies, checks, notes, drafts or other payments relating to or constituting proceeds of trade accounts receivable are directed, received or deposited:


     Name of                            Name of                 Account
     Institution                        Account                  Number
     -----------                        -------                 -------

     Bank One           Outboard Marine Corporation           55-05496

     Bank One           OMC Concentration Account             10-34198

     Bank of America    OMC Operating Account              81881-02233

     Scotiabank         OMC Canada                      80002-07298-17

                                SCHEDULE 3.2(g)
                                      to
                               EIGHTH AMENDMENT
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                         dated as of January 31, 2000
                                     among
                       Bank of America, N.A., as Agent,
     Outboard Marine Corporation, et al and the other Loan Parties thereto
                                      and
                           the Lenders party thereto


1. Warrant to Purchase 3,995,940 Shares of Common Stock of Outboard Marine Corporation from Outboard Marine Corporation to Quantum Industrial Partners LDC.

2. Warrant to Purchase 1,754,060 Shares of Common Stock of Outboard Marine Corporation from Outboard Marine Corporation to Greenlake Holdings II LLC.

3. Outboard Marine Corporation Certificate of Powers, Designations, Preferences and Rights of the Series A Convertible Preferred Stock, Par Value $.01 Per Share.

4. Registration Rights Agreement between Outboard Marine Corporation, Quantum Industrial Partners LDC, Greenlake Holdings II LLC and Greenmarine Holdings LLC.

5. Stockholders Agreement between Outboard Marine Corporation, Quantum Industrial Partners LDC and Greenlake Holdings II LLC.

6. Series A Convertible Preferred Stock and Warrant Purchase Agreement among Outboard Marine Corporation, Quantum Industrial Partners LDC and Greenlake Holdings II LLC.

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